                     AMENDMENT NO. 1 TO AMENDED AND RESTATED
                             DISTRIBUTION AGREEMENT

         THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED DISTRIBUTION AGREEMENT is
made as of the 31st day of December, 2002, by and between each of the open end management investment companies listed on Schedule A, attached hereto, as of the dates noted on such Schedule A, together with all other open end management investment companies subsequently established and made subject to this Agreement in accordance with Section 11 (the "Issuers") and American Century Investment
Services, Inc. ("Distributor"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Distribution Agreement.

                                    RECITALS

         WHEREAS, the Issuers and Distributor are parties to a certain Amended and Restated Distribution Agreement dated September 3, 2002 (the "Distribution
Agreement"); and

         WHEREAS, American Century Variable Portfolios, Inc. has added a new fund, VP Large Company Value Fund; and

         WHEREAS, American Century Variable Portfolios II, Inc. has added a new fund, VP Inflation Protection Fund; and

         WHEREAS, American Century Municipal Trust has added an Institutional class for Tax-Free Bond Fund; and

         WHEREAS, the parties desire to amend the Distribution Agreement to reflect these changes.

         NOW, THEREFORE, in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

         1.       Schedules A, B, C, D, E, F, G, H, I, J and K to the
                  Distribution Agreement are hereby amended by deleting the text thereof in their entirety and inserting in lieu therefor the
                  Schedules A, B, C, D, E, F, G, H, I, J and K attached hereto.

         2.       After the date hereof, all references to the Distribution
                  Agreement shall be deemed to mean the Distribution Agreement, as amended to-date and as amended by this Amendment No. 1.

         3.       In the event of a conflict between the terms of this Amendment
                  No. 1 and the Distribution Agreement, it is the intention of the parties that the terms of this Amendment No. 1 shall
                  control and the Distribution Agreement shall be interpreted on that basis. To the extent the provisions of the Distribution
                  Agreement have not been amended by this Amendment No. 1, the parties hereby confirm and ratify the Distribution Agreement.

         4.       This Amendment No. 1 may be executed in two or more
                  counterparts, each of which shall be an original and all of which together shall constitute one instrument.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 as of the date first above written.

                                    AMERICAN CENTURY INVESTMENT SERVICES, INC.

                                    By:    /s/David C. Tucker
                                    Name:  David C. Tucker
                                    Title: Senior Vice President

                                    AMERICAN CENTURY CALIFORNIA TAX-FREE AND
                                         MUNICIPAL FUNDS
                                    AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                                    AMERICAN CENTURY GOVERNMENT INCOME TRUST
                                    AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                                    AMERICAN CENTURY INVESTMENT TRUST
                                    AMERICAN CENTURY MUNICIPAL TRUST
                                    AMERICAN CENTURY MUTUAL FUNDS, INC.
                                    AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                                    AMERICAN CENTURY STRATEGIC ASSET
                                        ALLOCATIONS, INC.
                                    AMERICAN CENTURY TARGET MATURITIES TRUST
                                    AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
                                    AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
                                    AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

                                    By:     /s/Charles A. Etherington
                                    Name:   Charles A. Etherington
                                    Title:  Vice President

                                   SCHEDULE A

           Companies and Funds Covered by this Distribution Agreement

Fund                                                                   Date of Agreement
----                                                                   -----------------

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
*        California Municipal Money Market Fund                        March 13, 2000
*        California High-Yield Municipal Fund                          March 13, 2000
*        California Tax-Free Money Market Fund                         March 13, 2000
*        California Limited-Term Tax-Free Fund                         March 13, 2000
*        California Intermediate-Term Tax-Free Fund                    March 13, 2000
*        California Long-Term Tax-Free Fund                            March 13, 2000
*        California Insured Tax-Free Fund                              March 13, 2000

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
*        Equity Income Fund                                            March 13, 2000
*        Real Estate Fund                                              March 13, 2000
*        Value Fund                                                    March 13, 2000
*        Small Cap Value Fund                                          March 13, 2000
*        Equity Index Fund                                             March 13, 2000
*        Large Cap Value Fund                                          March 13, 2000

AMERICAN CENTURY GOVERNMENT INCOME TRUST
*        Treasury Fund (formerly Intermediate-Term Treasury Fund)      March 13, 2000
*        Government Bond Fund (formerly Long-Term Treasury Fund)       March 13, 2000
*        Government Agency Money Market Fund                           March 13, 2000
*        Short-Term Government Fund                                    March 13, 2000
*        Ginnie Mae Fund (formerly GNMA Fund)                          March 13, 2000
*        Inflation-Adjusted Bond Fund (formerly Inflation-Adjusted     March 13, 2000
          Treasury Fund)
*        Capital Preservation Fund                                     March 13, 2000

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
*        International Bond Fund                                       March 13, 2000

AMERICAN CENTURY INVESTMENT TRUST
*        Prime Money Market Fund                                       March 13, 2000
*        Diversified Bond Fund                                         August 1, 2001
*        Premium Money Market Fund                                     August 1, 2001

AMERICAN CENTURY MUNICIPAL TRUST
*        Arizona Municipal Bond Fund (formerly Arizona                 March 13, 2000
          Intermediate-Term Municipal Fund)
*        Florida Municipal Money Market Fund                           March 13, 2000
*        Florida Municipal Bond Fund (formerly Florida                 March 13, 2000
          Intermediate-Term Municipal Fund)
*        Tax-Free Money Market Fund                                    March 13, 2000
*        Tax-Free Bond (formerly Intermediate-Term Tax-Free Fund)      March 13, 2000
*        Limited-Term Tax-Free Fund                                    March 13, 2000
*        High-Yield Municipal Fund                                     March 13, 2000

AMERICAN CENTURY MUTUAL FUNDS, INC.
*        Balanced Fund                                                 March 13, 2000
*        Growth Fund                                                   March 13, 2000
*        Heritage Fund                                                 March 13, 2000
*        Select Fund                                                   March 13, 2000
*        Ultra Fund                                                    March 13, 2000
*        Vista Fund                                                    March 13, 2000
*        Giftrust Fund                                                 March 13, 2000
*        New Opportunities Fund                                        March 13, 2000
*        High-Yield Fund                                               March 13, 2000
*        Tax-Managed Value Fund                                        March 13, 2000
*        Veedot Fund                                                   March 13, 2000
*        Veedot Large-Cap Fund                                         March 13, 2000
*        New Opportunities II Fund                                     May 1, 2001

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
*        Equity Growth Fund                                            March 13, 2000
*        Income & Growth Fund                                          March 13, 2000
*        Global Gold Fund                                              March 13, 2000
*        Global Natural Resources Fund                                 March 13, 2000
*        Utilities Fund                                                March 13, 2000
*        Small Cap Quantitative Fund                                   March 13, 2000

AMERICAN CENTURY STRATEGIC ASSET
    ALLOCATIONS, INC.
*        Strategic Allocation: Aggressive Fund                         March 13, 2000
*        Strategic Allocation: Conservative Fund                       March 13, 2000
*        Strategic Allocation: Moderate Fund                           March 13, 2000

AMERICAN CENTURY TARGET MATURITIES TRUST
*        Target 2005 Fund                                              March 13, 2000
*        Target 2010 Fund                                              March 13, 2000
*        Target 2015 Fund                                              March 13, 2000
*        Target 2020 Fund                                              March 13, 2000
*        Target 2025 Fund                                              March 13, 2000
*        Target 2030 Fund                                              December 18, 2000

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
*        VP Balanced Fund                                              March 13, 2000
*        VP Capital Appreciation Fund                                  March 13, 2000
*        VP International Fund                                         March 13, 2000
*        VP Income & Growth Fund                                       March 13, 2000
*        VP Value Fund                                                 March 13, 2000
*        VP Equity Index Fund                                          December 1, 2000
*        VP Growth Fund                                                December 1, 2000
*        VP Ultra Fund                                                 December 1, 2000
*        VP Vista Fund                                                 December 1, 2000
*        VP Global Growth Fund                                         December 1, 2000
*        VP Large Company Value Fund                                   December 31, 2002

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
*        VP Prime Money Market Fund                                    December 1, 2000
*        VP Inflation Protection Fund                                  December 31, 2002

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
*        Emerging Markets Fund                                         March 13, 2000
*        International Growth Fund                                     March 13, 2000
*        International Discovery Fund                                  March 13, 2000
*        Global Growth Fund                                            March 13, 2000
*        Life Sciences Fund                                            June 1, 2000
*        Technology Fund                                               June 1, 2000
*        International Opportunities Fund                              May 1, 2001
*        European Growth Fund                                          May 1, 2001

                                    page B-1
                                   SCHEDULE B

                              Investor Class Funds

Fund                                                                  Date of Agreement
----                                                                  -----------------

AMERICAN CENTURY CALIFORNIA TAX-FREE AND
MUNICIPAL FUNDS
*        California Municipal Money Market Fund                        March 13, 2000
*        California High-Yield Municipal Fund                          March 13, 2000
*        California Tax-Free Money Market Fund                         March 13, 2000
*        California Limited-Term Tax-Free Fund                         March 13, 2000
*        California Intermediate-Term Tax-Free Fund                    March 13, 2000
*        California Long-Term Tax-Free Fund                            March 13, 2000
*        California Insured Tax-Free Fund                              March 13, 2000

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
*        Equity Income Fund                                            March 13, 2000
*        Real Estate Fund                                              March 13, 2000
*        Value Fund                                                    March 13, 2000
*        Small Cap Value Fund                                          March 13, 2000
*        Equity Index Fund                                             March 13, 2000
*        Large Cap Value Fund                                          March 13, 2000

AMERICAN CENTURY GOVERNMENT INCOME TRUST
*        Treasury Fund (formerly Intermediate-Term Treasury Fund)      March 13, 2000
*        Government Bond Fund (formerly Long-Term Treasury Fund)       March 13, 2000
*        Government Agency Money Market Fund                           March 13, 2000
*        Short-Term Government Fund                                    March 13, 2000
*        Ginnie Mae Fund (formerly GNMA Fund)                          March 13, 2000
*        Inflation-Adjusted Bond Fund (formerly Inflation-Adjusted     March 13, 2000
          Treasury Fund)
*        Capital Preservation Fund                                     March 13, 2000

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
*        International Bond Fund                                       March 13, 2000

AMERICAN CENTURY INVESTMENT TRUST
*        Prime Money Market Fund                                       March 13, 2000
*        Diversified Bond Fund                                         August 1, 2001
*        Premium Money Market Fund                                     August 1, 2001

AMERICAN CENTURY MUNICIPAL TRUST
*        Arizona Municipal Bond Fund (formerly Arizona                 March 13, 2000
      Intermediate-Term Municipal Fund)
*        Florida Municipal Money Market Fund                           March 13, 2000
*        Florida Municipal Bond Fund (formerly Florida                 March 13, 2000
      Intermediate-Term Municipal Fund)
*        Tax-Free Money Market Fund                                    March 13, 2000
*        Tax-Free Bond (formerly Intermediate-Term Tax-Free Fund)      March 13, 2000
*        Limited-Term Tax-Free Fund                                    March 13, 2000
*        High-Yield Municipal Fund                                     March 13, 2000

*        AMERICAN CENTURY MUTUAL FUNDS, INC.
*        Balanced Fund                                                 March 13, 2000
*        Growth Fund                                                   March 13, 2000
*        Heritage Fund                                                 March 13, 2000
*        Select Fund                                                   March 13, 2000
*        Ultra Fund                                                    March 13, 2000
*        Vista Fund                                                    March 13, 2000
*        Giftrust                                                      March 13, 2000
*        New Opportunities Fund                                        March 13, 2000
*        High-Yield Fund                                               March 13, 2000
*        Tax-Managed Value Fund                                        March 13, 2000
*        Veedot Fund                                                   March 13, 2000
*        Veedot Large-Cap Fund                                         March 13, 2000
*        New Opportunities II Fund                                     May 1, 2001

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
*        Equity Growth Fund                                            March 13, 2000
*        Income & Growth Fund                                          March 13, 2000
*        Global Gold Fund                                              March 13, 2000
*        Global Natural Resources Fund                                 March 13, 2000
*        Utilities Fund                                                March 13, 2000
*        Small Cap Quantitative Fund                                   March 13, 2000

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
*        Strategic Allocation: Aggressive Fund                         March 13, 2000
*        Strategic Allocation: Conservative Fund                       March 13, 2000
*        Strategic Allocation: Moderate Fund                           March 13, 2000

AMERICAN CENTURY TARGET MATURITIES TRUST
*        Target 2005 Fund                                              March 13, 2000
*        Target 2010 Fund                                              March 13, 2000
*        Target 2015 Fund                                              March 13, 2000
*        Target 2020 Fund                                              March 13, 2000
*        Target 2025 Fund                                              March 13, 2000
*        Target 2030 Fund                                              December 18, 2000

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
*        VP Balanced Fund                                              March 13, 2000
*        VP Capital Appreciation Fund                                  March 13, 2000
*        VP International Fund                                         March 13, 2000
*        VP Income & Growth Fund                                       March 13, 2000
*        VP Value Fund                                                 March 13, 2000
*        VP Equity Index Fund                                          December 1, 2000
*        VP Growth Fund                                                December 1, 2000
*        VP Ultra Fund                                                 December 1, 2000
*        VP Vista Fund                                                 December 1, 2000
*        VP Global Growth Fund                                         December 1, 2000
*        VP Large Company Value Fund                                   December 31, 2002

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
*        VP Prime Money Market Fund                                    December 1, 2000
*        VP Inflation Protection Fund                                  December 31, 2002

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
*        Emerging Markets Fund                                         March 13, 2000
*        International Growth Fund                                     March 13, 2000
*        International Discovery Fund                                  March 13, 2000
*        Global Growth Fund                                            March 13, 2000
*        Life Sciences                                                 June 1, 2000
*        Technology Fund                                               June 1, 2000
*        International Opportunities Fund                              May 1, 2001
*        European Growth Fund                                          May 1, 2001

                                   SCHEDULE C

                            Institutional Class Funds

Fund                                                                   Date of Agreement
----                                                                   -----------------

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
*        Equity Income Fund                                            March 13, 2000
*        Real Estate Fund                                              March 13, 2000
*        Value Fund                                                    March 13, 2000
*        Small Cap Value Fund                                          March 13, 2000
*        Equity Index Fund                                             March 13, 2000
*        Large Cap Value Fund                                          March 13, 2000

AMERICAN CENTURY MUTUAL FUNDS, INC.
*        Balanced Fund                                                 March 13, 2000
*        Growth Fund                                                   March 13, 2000
*        Heritage Fund                                                 March 13, 2000
*        Select Fund                                                   March 13, 2000
*        Ultra Fund                                                    March 13, 2000
*        Vista Fund                                                    March 13, 2000
*        Tax-Managed Value Fund                                        March 13, 2000
*        Veedot Fund                                                   March 13, 2000
*        Veedot Large-Cap Fund                                         March 13, 2000
*        New Opportunities II Fund                                     May 1, 2001

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
*        Equity Growth Fund                                            March 13, 2000
*        Income & Growth Fund                                          March 13, 2000
*        Small Cap Quantitative Fund                                   March 13, 2000

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
*        Strategic Allocation: Aggressive Fund                         June 1, 2000
*        Strategic Allocation: Conservative Fund                       June 1, 2000
*        Strategic Allocation: Moderate Fund                           June 1, 2000

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
*        Emerging Markets Fund                                         March 13, 2000
*        International Growth Fund                                     March 13, 2000
*        International Discovery Fund                                  March 13, 2000
*        Global Growth Fund                                            March 13, 2000
*        Life Sciences Fund                                            June 1, 2000
*        Technology Fund                                               June 1, 2000
*        International Opportunities Fund                              May 1, 2001
*        European Growth Fund                                          May 1, 2001

AMERICAN CENTURY INVESTMENT TRUST
*        Diversified Bond Fund                                         August 1, 2001

AMERICAN CENTURY GOVERNMENT INCOME TRUST
*        Inflation-Adjusted Bond Fund                                  March 1, 2002

AMERICAN CENTURY MUNICIPAL TRUST
*        Tax-Free Bond Fund                                            December 31, 2002

                                   SCHEDULE E

                               Advisor Class Funds

Fund                                                                   Date of Agreement
----                                                                   -----------------

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
*        Equity Income Fund                                            March 13, 2000
*        Value Fund                                                    March 13, 2000
*        Real Estate Fund                                              March 13, 2000
*        Small Cap Value Fund                                          March 13, 2000
*        Large Cap Value Fund                                          March 13, 2000

AMERICAN CENTURY GOVERNMENT INCOME TRUST
*        Treasury Fund (formerly Intermediate-Term Treasury Fund)      March 13, 2000
*        Government Bond Fund (formerly Long-Term Treasury Fund)       March 13, 2000
*        Government Agency Money Market Fund                           March 13, 2000
*        Short-Term Government Fund                                    March 13, 2000
*        Ginnie Mae Fund (formerly GNMA Fund)                          March 13, 2000
*        Inflation-Adjusted Bond Fund (formerly Inflation-Adjusted     March 13, 2000
          Treasury Fund)

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
*        International Bond Fund                                       March 13, 2000

AMERICAN CENTURY MUTUAL FUNDS, INC.
*        Balanced Fund                                                 March 13, 2000
*        Growth Fund                                                   March 13, 2000
*        Heritage Fund                                                 March 13, 2000
*        Select Fund                                                   March 13, 2000
*        Ultra Fund                                                    March 13, 2000
*        Vista Fund                                                    March 13, 2000
*        High-Yield Fund                                               March 13, 2000
*        Tax-Managed Value Fund                                        March 13, 2000
*        Veedot Fund                                                   March 13, 2000
*        Veedot Large-Cap Fund                                         March 13, 2000

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
*        Equity Growth Fund                                            March 13, 2000
*        Income & Growth Fund                                          March 13, 2000
*        Global Gold Fund                                              March 13, 2000
*        Global Natural Resources Fund                                 March 13, 2000
*        Utilities Fund                                                March 13, 2000
*        Small Cap Quantitative Fund                                   March 13, 2000

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
*        Strategic Allocation: Aggressive Fund                         March 13, 2000
*        Strategic Allocation: Conservative Fund                       March 13, 2000
*        Strategic Allocation: Moderate Fund                           March 13, 2000

AMERICAN CENTURY TARGET MATURITIES TRUST
*        Target 2005 Fund                                              March 13, 2000
*        Target 2010 Fund                                              March 13, 2000
*        Target 2015 Fund                                              March 13, 2000
*        Target 2020 Fund                                              March 13, 2000
*        Target 2025 Fund                                              March 13, 2000
*        Target 2030 Fund                                              December 18, 2000

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
*        Emerging Markets Fund                                         March 13, 2000
*        International Growth Fund                                     March 13, 2000
*        International Discovery Fund                                  March 13, 2000
*        Global Growth Fund                                            March 13, 2000
*        Life Sciences Fund                                            June 1, 2000
*        Technology Fund                                               June 1, 2000
*        European Growth Fund                                          May 1, 2001

AMERICAN CENTURY INVESTMENT TRUST
*        Prime Money Market Fund                                       March 13, 2000
*        Diversified Bond Fund                                         August 1, 2001

                                   SCHEDULE F

                                  C Class Funds

Fund                                                                   Date of Agreement
----                                                                   -----------------

AMERICAN CENTURY CALIFORNIA TAX-FREE
AND MUNICIPAL FUNDS
*        California High-Yield Municipal Fund                          May 1, 2001

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
*        Equity Income Fund                                            May 1, 2001
*        Value Fund                                                    May 1, 2001
*        Small Cap Value Fund                                          May 1, 2001

AMERICAN CENTURY GOVERNMENT INCOME TRUST
*        Ginnie Mae Fund (formerly GNMA Fund)                          May 1, 2001

AMERICAN CENTURY INVESTMENT TRUST
*        Prime Money Market Fund                                       May 1, 2001

AMERICAN CENTURY MUNICIPAL TRUST
*        High-Yield Municipal Fund                                     May 1, 2001

AMERICAN CENTURY MUTUAL FUNDS, INC.
*        Growth Fund                                                   May 1, 2001
*        Ultra Fund                                                    May 1, 2001
*        Vista Fund                                                    May 1, 2001
*        Heritage Fund                                                 May 1, 2001
*        High-Yield Fund                                               May 1, 2001

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
*        Equity Growth Fund                                            May 1, 2001
*        Income & Growth Fund                                          May 1, 2001

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
*        Strategic Allocation:  Aggressive Fund                        May 1, 2001
*        Strategic Allocation:  Moderate Fund                          May 1, 2001

AMERICAN CENTURY TARGET MATURITIES TRUST
*        Target 2030 Fund                                              May 1, 2001

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
*        International Growth Fund                                     May 1, 2001
*        Global Growth Fund                                            May 1, 2001
*        Life Sciences                                                 May 1, 2001
*        Technology Fund                                               May 1, 2001
*        Emerging Markets Fund                                         May 1, 2001
*        European Growth Fund                                          May 1, 2001

                                   SCHEDULE G

                                 Class II Funds

Fund                                                                  Date of Agreement
----                                                                  -----------------

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
*        VP International Fund                                         May 24, 2001
*        VP Income & Growth Fund                                       May 24, 2001
*        VP Value Fund                                                 May 24, 2001
*        VP Ultra Fund                                                 May 24, 2001
*        VP Large Company Value Fund                                   December 31, 2002

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
*        VP Inflation Protection Fund                                  December 31, 2002

                                   SCHEDULE H

                                 Class III Funds

Fund                                                                   Date of Agreement
----                                                                   -----------------

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
*        VP International Fund                                         March 6, 2002
*        VP Income & Growth Fund                                       March 6, 2002
*        VP Value Fund                                                 March 6, 2002
*        VP Ultra Fund                                                 March 6, 2002

                                   SCHEDULE I

                                  Class A Funds

Fund                                                                   Date of Agreement
----                                                                   -----------------

AMERICAN CENTURY MUTUAL FUNDS, INC.
*        Select Fund                                                   September 3, 2002
*        New Opportunites II Fund                                      September 3, 2002

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
*        Value Fund                                                    September 3, 2002
*        Large Company Value Fund                                      September 3, 2002

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
*        International Growth Fund                                     September 3, 2002

AMERICAN CENTURY INVESTMENT TRUST
*        Prime Money Market Fund                                       September 3, 2002
*        Diversified Bond Fund                                         September 3, 2002
*        High-Yield Fund                                               September 3, 2002

AMERICAN CENTURY CALIFORNIA TAX-FREE AND
MUNICIPAL FUNDS
*        California High-Yield Municipal Fund                          September 3, 2002

AMERICAN CENTURY MUNICIPAL TRUST
*        High-Yield Municipal Fund                                     September 3, 2002

                                   SCHEDULE J

                                  Class B Funds

Fund                                                                   Date of Agreement
----                                                                   -----------------

AMERICAN CENTURY MUTUAL FUNDS, INC.
*        Select Fund                                                   September 3, 2002
*        New Opportunites II Fund                                      September 3, 2002

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
*        Value Fund                                                    September 3, 2002
*        Large Company Value Fund                                      September 3, 2002

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
*        International Growth Fund                                     September 3, 2002

AMERICAN CENTURY INVESTMENT TRUST
*        Prime Money Market Fund                                       September 3, 2002
*        Diversified Bond Fund                                         September 3, 2002
*        High-Yield Fund                                               September 3, 2002

AMERICAN CENTURY CALIFORNIA TAX-FREE AND
MUNICIPAL FUNDS
*        California High-Yield Municipal Fund                          September 3, 2002

AMERICAN CENTURY MUNICIPAL TRUST
*        High-Yield Municipal Fund                                     September 3, 2002